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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 15, 1999



                      JOHN B. SANFILIPPO & SON, INC.
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            (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-19681              36-2419677
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(State or Other Jurisdiction      (Commission          (IRS Employer
 of Incorporation)                File Number)        Identification No.)

   2299 Busse Road, Elk Grove Village, Illinois               60007
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   (Address of Principal Executive Offices)                    (Zip Code)


                                (847) 593-2300
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               (Registrant's Telephone Number, including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)





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John B. Sanfilippo & Son,, Inc. (the "Registrant") submits the following information:


ITEM 5.  Other Events

       John C. Taylor, a director elected by the holders of the Registrant's Class A common stock submitted his resignation from the Registrant's Board of Directors, effective June 15, 1999. Mr.Taylor's resignation was for peronal reasons.